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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 25, 2000


                                LJL BIOSYSTEMS, INC.
              (Exact name of registrant as specified in its charter)

                                    000-23647
                            (Commission File Number)

DELAWARE                               77-0360183
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
 incorporation)


                              405 TASMAN DRIVE
                             SUNNYVALE, CA 94089
           (Address of principal executive offices, with zip code)

                               (408) 541-8787
             (Registrant's telephone number, including area code)

                                     N/A
        (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS.

     On April 25, 2000, LJL BioSystems, Inc. announced that it has introduced and initiated commercial shipments of its first generation High Efficiency Fluorescence Polarization (HEFP(TM)), assay for cyclic AMP (cAMP) to be used in cell-based analysis. Further details regarding this announcement are contained in the company's news release dated April 25, 2000 attached as an exhibit hereto and incorporated herein by reference.

On April 25, 2000, LJL BioSystems, Inc. announced its first quarter of 2000 results. Further details regarding this announcement are contained in the company's news release dated April 25, 2000 attached as an exhibit hereto and incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Exhibits:

            99.17 LJL BioSystems, Inc. News Release dated April 25, 2000

            99.18 LJL BioSystems, Inc. News Release dated April 25, 2000


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LJL BIOSYSTEMS, INC.



Date: April 26, 2000                         By: /s/ Lev J. Leytes
                                                 ----------------------
                                                 Lev J. Leytes
                                                 President and CEO


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